UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 24, 2010

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2010 Annual Meeting of Stockholders of Neurocrine Biosciences, Inc. (the “Annual Meeting”) was held on May 25, 2010. As of the close of business on April 1, 2010, the record date for the Annual Meeting, there were 54,823,567 shares of common stock entitled to vote, of which there were 47,505,683 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on five matters: (i) the election of three Class II Directors for a term of three years expiring at the 2013 Annual Meeting of Stockholders, (ii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, (iii) the consideration of a stockholder proposal to declassify the Board of Directors, (iv) the consideration of a stockholder proposal regarding an engagement process with proponents of certain stockholder proposals, and (v) the consideration of a stockholder proposal regarding a recommendation on officer compensation. The voting results were as follows:

•	Election of three Class II Directors for a term of three years expiring at the 2013 Annual Meeting of Stockholders

Corinne H. Nevinny	For	23,474,094	Withheld	9,338,970
Richard F. Pops	For	20,196,167	Withheld	12,616,897
Stephen A. Sherwin, M.D.	For	20,283,424	Withheld	12,529,640

The three nominees for Class II Director were elected. Our Class I Directors, Joseph Mollica, Ph.D, Wylie W. Vale, Ph.D. and W. Thomas Mitchell, continue in office until our 2012 Annual Meeting of Stockholders. Our Class III Directors, Kevin C. Gorman, Ph.D., Gary A. Lyons, and William H. Rastetter, Ph.D., continue in office until our 2011 Annual Meeting of Stockholders.

There were 14,692,619 broker non-votes for each of the three director nominees for re-election.

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010

Shares Voted:	For	46,582,083	Against	804,298	Abstain	119,302
Percent Outstanding:	For	84.96%	Against	1.46%	Abstain	0.21%

The appointment of Ernst & Young LLP was ratified.

•	Consideration of a stockholder proposal to declassify the Board of Directors

Shares Voted:	For	21,323,959	Against	11,273,376	Abstain	215,729
Percent Outstanding:	For	38.89%	Against	20.56%	Abstain	0.39%

There were 14,692,619 broker non-votes for this proposal.

The stockholder proposal was approved.

•	Consideration of a stockholder proposal regarding an engagement process with proponents of certain stockholder proposals

Shares Voted:	For	7,373,102	Against	25,272,231	Abstain	167,731
Percent Outstanding:	For	13.44%	Against	46.09%	Abstain	0.30%

There were 14,692,619 broker non-votes for this proposal.

The stockholder proposal was not approved.

•	Consideration of a stockholder proposal regarding a recommendation on officer compensation

Shares Voted:	For	2,093,238	Against	30,648,707	Abstain	71,119
Percent Outstanding:	For	3.81%	Against	55.90%	Abstain	0.12%

There were 14,692,619 broker non-votes for this proposal.

The stockholder proposal was not approved.

ITEM 8.01	OTHER EVENTS.

On May 24, 2010, we announced statistically significant and clinically meaningful top-line efficacy results from our Phase II Daisy PETAL study using our proprietary, orally-active nonpeptide Gonadotropin-Releasing Hormone receptor antagonist, elagolix, in patients with endometriosis. A copy of the press release announcing the results is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 27, 2010	NEUROCRINE BIOSCIENCES, INC.

/s/ TIMOTHY P. COUGHLIN
Timothy P. Coughlin
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 24, 2010